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                                                                     EXHIBIT 2.2

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                                     LICENSE
                                       AND
                             DISTRIBUTION AGREEMENT

     THIS LICENSE AND DISTRIBUTION AGREEMENT (the "Agreement") is entered into as of January 24, 2001 (the "Effective Date") by and between InsWeb Corporation, a Delaware corporation ("InsWeb"), and Intuit Inc., a Delaware corporation ("Intuit").

     WHEREAS, InsWeb is a premier provider of online insurance services including the operation of a marketplace at InsWeb's Internet Website where consumers can comparison shop for insurance products, which site is operated by InsWeb's wholly owned subsidiary, InsWeb Insurance Services, Inc. ("InsWeb Sub");

     WHEREAS, Intuit promotes or offers a variety of online financial services and content to consumers and others at Intuit's Internet Website and in connection with desktop software products;

     WHEREAS, certain of Intuit's services include access to an online insurance shopping and purchasing service operated by Intuit's wholly owned subsidiary, Intuit Insurance Services, Inc. ("IIS"), which are similar to the insurance services available through InsWeb;

     WHEREAS, Intuit and IIS have agreed to sell and InsWeb has agreed to buy certain designated assets relating to IIS' insurance services (the "Acquisition"); and

     WHEREAS, after the Acquisition, Intuit desires to offer InsWeb's insurance services to consumers and, as an essential inducement to Intuit's agreement to enter into this Agreement, the parties have agreed that InsWeb shall distribute its premier online insurance services as further described herein.

     NOW, THEREFORE, in consideration of the mutual covenants and promises in this Agreement, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Definitions:

          1.1 As used herein, the following terms and phrases are defined as follows:

               (a) "Additional Products" shall mean Consumer Insurance Products that are not InsWeb-Offered Products.


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                                       1

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               (b)  "Affiliate" shall have the meaning given it in the Asset
Purchase Agreement.

               (c) "Aggregator" shall mean a non-risk bearing entity that displays quotes from multiple insurers using information collected from a single quote questionnaire.

               (d) "Asset Purchase Agreement" shall mean that certain Asset Purchase Agreement by and between IIS, Intuit and InsWeb dated on or about November 25, 2000 whereby, among other terms, Intuit and IIS sold and InsWeb purchased certain designated assets of Intuit or IIS relating to insurance services and Intuit and IIS assigned and InsWeb assumed certain liabilities related to the transferred assets.

               (e) "Business Insurance Product(s)" shall mean any Insurance Products that are not Consumer Insurance Products.

               (f) "Change of Control" of a Person means (i) any merger or consolidation of such Person with or into any other Person or any stock purchase or sale, reorganization recapitalization or other transaction, in each case, in one transaction or a series of related transactions, if, immediately after giving effect to such transaction(s), any "person" or "group" (as such terms are used for purposes of Section 13(d) and 14(d) of the Securities Exchange Act, whether or not applicable), is or becomes the "beneficial owner," directly or indirectly, of more than 50% of the total voting power in the aggregate normally entitled to vote in the election of directors, managers, or trustees, as applicable, of the transferee(s) or surviving entity or entities or (ii) any sale, transfer, license, lease or other conveyance, whether direct or indirect, of all or substantially all of the assets of such Person, on a consolidated basis, in one transaction or a series of related transactions.

               (g) "Clickthrough(s)" shall mean each individual occasion that an Intuit-Originated User selects a link displayed within any Intuit source (e.g., any of the discrete sources in the Quicken Network) or any Intuit Partner Website, and is transferred directly or indirectly (e.g., via the Co-Branded Insurance Center) to the InsWeb Website.

               (h) "Closing Date" shall have the meaning given it in the Asset Purchase Agreement.

               (i) "Co-Branded Insurance Center" shall mean the transition page(s) developed and hosted by Intuit at WWW.QUICKEN.COM (or any future or replacement Uniform Resource Locator (URL) designated by Intuit) and displaying the licensed marks of Intuit and InsWeb, which will provide links from the Intuit Website to the agreed upon pages on the InsWeb Website.

               (j) "Confidential Information" shall mean any information or data disclosed by either party to the other party, either directly or indirectly, in writing, orally or by inspection of tangible objects (including without limitation business plans, financial information, and software) which is designated as "Confidential," "Proprietary" or some similar designation.


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                                       2
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               (k)  "Consumer Insurance Product(s)" shall have the meaning given it in the Asset Purchase Agreement.

               (l) "Distribution Agreement" shall mean any agreement identified in Section 1.1(a)(ii) of the Disclosure Schedule to the Asset Purchase Agreement that, in connection with the Acquisition, is assigned to and assumed by InsWeb (including those situations where the applicable agreement has been terminated and a new agreement entered into between the Counterparty (as defined in the Asset Purchase Agreement) and InsWeb pursuant to which InsWeb shall provide such Counterparty with insurance-related online services) or, alternatively, the performance of Intuit's insurance-related online services thereunder have been delegated or subcontracted to InsWeb for performance or InsWeb is performing, providing or managing such online insurance services in some other manner as Intuit and InsWeb may agree.

               (m)  [*****]

               (n) "Intuit Consumer Software" shall mean Intuit's Quicken Basic and Deluxe personal finance software and TurboTax Basic and Deluxe tax preparation software products to the extent that Intuit determines, in its sole discretion, to promote Consumer Insurance Products in such products; provided, however that Intuit can terminate or modify such products in its sole discretion during the term of this Agreement.

               (o) "Intuit-Originated User" shall mean any person identified as originating from an Intuit source or Intuit Partner source, including the Intuit Website, the Quicken Network, the Co-Branded Insurance Center or an Intuit Partner Website.

               (p) "Intuit Partner" shall mean any Insurance Partner and/or any Multi-Product Partner.

               (q) "Intuit Partner Website" shall mean an Intuit Partner's Internet Website.

               (r) "Intuit Website" shall mean the following URLs: Quicken.com, QuickenInsurance.com and InsureMarket.com.

               (s) "Insurance Partner" shall mean any company that is a party to a Distribution Agreement to promote only Insurance Products, or a successor thereto.

               (t) "Insurance Product(s)" shall have the meaning given it in the Asset Purchase Agreement.

               (u) "InsWeb-Offered Products" shall mean those Consumer Insurance Products specified in Exhibit A attached to this Agreement and available on the InsWeb Website on the Closing Date.

               (v) "InsWeb Website" shall mean the InsWeb Internet Website located at WWW.INSWEB.COM that provides an insurance marketplace for consumers, including


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                                       3
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insurance promotion, quotation, information, application, payment, policy production and other insurance-related services and related insurance agency and brokerage services.

               (w) "Launch Date" shall be the date on which the initial version of the Co-Branded Insurance Center is first made available by Intuit for public access on the Intuit Website pursuant to and in accordance with Section 4.1(a).

               (x) "Multi-Product Partner" shall mean any company that is a party to a Distribution Agreement to promote Insurance Products and other products and services (e.g., tax, mortgage, investment, etc.), or a successor thereto.

               (y) "Non-Insurance Product" shall mean any product or service that is not an Insurance Product.

               (z) "Partner Applications" shall mean the applicable page(s) on the Partner Website or on the InsWeb Website that provide access into the InsWeb Website, which page(s) may or may not be co-branded with the licensed marks of InsWeb and the applicable Intuit Partner.

               (aa) "Person" means any individual, partnership, limited liability company, firm, corporation, company, association, trust, unincorporated organization or other entity.

               (bb) "Promotions" shall mean banners, buttons, icons, branded text links, keywords or similar advertising functionality offered by a party.

               (cc) "Quicken Network" shall mean the Websites located at Quicken.com, QuickenInsurance.com and InsureMarket.com, and the Intuit Consumer Software, but not including any of Intuit's business or professional advisor Websites, products, channels or areas (e.g., in the small business area within the Quicken.com Website).

               (dd) "Quote Request Form" shall mean the insurance questionnaire presented to consumers on the InsWeb Website for the purpose of collecting information and generating and displaying comparative insurance quotes.

               (ee) "Request for Buy Online" and "RFB" shall mean when an Intuit-Originated User who has completed a Quote Request Form requests an online insurance quote and applies for coverage online.

               (ff) "Request for Coverage Agency" and "RFCA" shall mean when an Intuit-Originated User who has completed a Quote Request Form requests an insurance quote from an InsWeb operated insurance agency.

               (gg) "Request for Coverage Non-Agency" and "RFC" shall mean when an Intuit-Originated user who has completed a Quote Request Form requests coverage from a carrier not represented in the InsWeb operated agency.


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NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST
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UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE
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                                       4
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NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE
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               (hh) "Request for Quote" and "RFQ" shall mean when an
Intuit-Originated User who has completed a Quote Request Form requests an insurance quote by email.

               (ii) "Request Type" shall mean any of the RFQ, RFC, RFCA or RFB.

               (jj) "Substantive Insurance Content Area" shall mean that portion of the Co-Branded Insurance Center that contains insurance-related FAQ's, glossaries, articles, or links to insurance quotation or transaction services as compared to the general promotional, site policy or navigation areas.

               (kk) "Unique Visits" shall mean the number of different people visiting the InsWeb Website in a 30-day period.

               (ll) [*****]

               (mm) "Web" or "Website" refer to the World Wide Web of the Internet or to content located at specified URLs or domains on the Internet.

          1.2 Other capitalized terms or phrases shall have the meanings ascribed to them elsewhere in this Agreement.

     2.   LICENSE GRANTED BY INTUIT.

          2.1 LICENSE. Subject to the terms of this Agreement, Intuit grants to InsWeb a non-exclusive, nontransferable, non-assignable (except as permitted in this Agreement), without right to sublicense, royalty-free license to link to the Intuit Website in accordance with the specifications set forth in this Agreement.

          2.2 TRADE MARKS. Subject to the terms of this Agreement, Intuit grants to InsWeb a non- exclusive, nontransferable, non-assignable (except as expressly permitted in this Agreement), royalty-free (other than those amounts otherwise payable pursuant to this Agreement) license, without right to sublicense, to use and display, during the term of this Agreement, the name, logo and certain other trademarks, trade names, logos, service marks, trade styles, trade dress and other proprietary identifying marks listed in Exhibit B (the "Intuit Licensed Marks"), solely for purposes of InsWeb's performance of its obligations under this Agreement. InsWeb agrees that the Intuit Licensed Marks are and will remain the sole property of Intuit and agrees not to contest the ownership of such Intuit Licensed Marks, nor to misappropriate such Intuit Licensed Marks for its own use. Intuit reserves all rights to control the use of the Intuit Licensed Marks, and InsWeb shall not use, change, or modify the Intuit Licensed Marks in any manner without prior written authorization from Intuit. InsWeb shall (1) cause the appropriate designations "TM" or "SM" or the registration symbol "(R)" to be placed adjacent to the Intuit Licensed Marks in connection with each use or display thereof and to indicate such additional information as Intuit shall reasonably specify from time to time concerning the use of the Intuit Licensed Marks, and (2) comply with all applicable laws pertaining to trademarks in force. All goodwill arising out of InsWeb's use of the Intuit Licensed Marks shall accrue only to Intuit.


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          2.3  RESERVATION OF RIGHTS. Except as expressly granted in this
Agreement, InsWeb shall have no other rights of any kind in or to the Intuit Licensed Marks or the Intuit Website. Under no circumstances will anything in this Agreement be construed as granting, by implication, estoppel or otherwise, a license to any of Intuit's intellectual property or proprietary technology other than the use of the Intuit Licensed Marks in accordance with the terms of this Agreement. InsWeb acknowledges that the Intuit Website is the sole property of Intuit and this Agreement only grants InsWeb a limited right to link to the Intuit Website under the terms and conditions of this Agreement.

     3.   LICENSE GRANTED BY INSWEB.
          -------------------------

          3.1 LICENSE. Subject to the terms of this Agreement, InsWeb grants to Intuit a non-exclusive, nontransferable, non-assignable (except as permitted in this Agreement), with the limited right to sublicense to its Affiliates, royalty-free license to link to the InsWeb Website in accordance with the specifications set forth in this Agreement.

          3.2 TRADE MARKS. Subject to the terms of this Agreement, InsWeb grants to Intuit a non-exclusive, nontransferable, non-assignable (except as expressly permitted in this Agreement), royalty-free right and license, without right to sublicense, to use and display, during the term of this Agreement, the name, logo and certain other trademarks, trade names, logos, service marks, trade styles, trade dress and other proprietary identifying marks, whether or not registered, of InsWeb (the "InsWeb Licensed Marks"), solely for purposes of Intuit's performance of its obligations under this Agreement. Intuit agrees that the InsWeb Licensed Marks are and will remain the sole property of InsWeb and agrees not to contest the ownership of such InsWeb Licensed Marks, nor to misappropriate such InsWeb Licensed Marks for its own use. InsWeb reserves all rights to control the use of the InsWeb Licensed Marks, and Intuit shall not use, change, or modify the InsWeb Licensed Marks in any manner without prior written authorization from InsWeb. Intuit shall (1) cause the appropriate designation "TM" or the registration symbol "(R)" to be placed adjacent to the InsWeb Licensed Marks in connection with each use or display thereof and to indicate such additional information as InsWeb shall reasonably specify from time to time concerning the use of the InsWeb Licensed Marks, and (2) comply with all applicable laws pertaining to trademarks in force. All goodwill arising out of Intuit's use of the InsWeb Licensed Marks shall accrue only to InsWeb.

          3.3 RESERVATION OF RIGHTS. Except as expressly granted in this Agreement, Intuit shall have no other rights of any kind in or to the InsWeb Licensed Marks and the InsWeb Website. This Agreement shall not operate to grant to Intuit any rights to the existing or future business relationships of InsWeb, except as may be mutually agreed to by the parties from time to time. Under no circumstances will anything in this Agreement be construed as granting, by implication, estoppel or otherwise, a license to any of InsWeb's intellectual property or proprietary technology other than the use of the InsWeb Licensed Marks in accordance with the terms of this Agreement. Intuit acknowledges that the InsWeb Licensed Marks are the sole property of InsWeb, and this Agreement only grants Intuit a limited right to use the InsWeb Licensed Marks under the terms and conditions of this Agreement.

     4.   RIGHTS AND OBLIGATIONS OF THE PARTIES.


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          4.1  CO-BRANDED INSURANCE CENTER.

               (a) DESIGN AND MARKETING OF CO-BRANDED INSURANCE CENTER. The Co-Branded Insurance Center shall permit Intuit-Originated Users to link to InsWeb-Offered Products on the InsWeb Website. Subject to its receipt of the necessary URLs from InsWeb promptly after the date of the Asset Purchase Agreement, Intuit shall use commercially reasonable efforts to develop and provide public access to a Co-Branded Insurance Center on the Intuit Website (i) within 45 days from the date of the Asset Purchase Agreement or (ii) by the Closing Date (whichever is later), which initial center shall not materially differ from the look and feel of the page that exists today at HTTP://WWW.QUICKEN.COM/INSURANCE/. Upon the Closing Date, InsWeb shall provide Intuit with InsWeb's recommended changes to the design of the Co-Branded Insurance Center. Within 90 days after the Closing Date, Intuit shall use commercially reasonable efforts to develop and provide public access to an updated Co-Branded Insurance Center on the Intuit Website that reflects the mutually agreed changes of the parties.

               (b) OPERATION OF THE CO-BRANDED INSURANCE CENTER. InsWeb shall provide substantive insurance content for the Co-Branded Insurance Center, provided that the display or promotion of Additional Products shall be made pursuant to Section 4.9(b)). Subject to the rules set forth in subsection (c) of this Section 4.1, Intuit shall have control over the continuing design and operation of the Co-Branded Insurance Center, including without limitation its "look and feel," the structure of any pages in such area, and any features, requirements and attributes such as the display, appearance and placement of the parties' respective names and/or brands and links. InsWeb agrees that the Co-Branded Insurance Center may, at Intuit's election, be hosted and served by a third party authorized by Intuit. Intuit shall sell and serve all advertising and Promotions on the Intuit Website, including the Co-Branded Insurance Center, and shall retain all revenue generated from such advertising and Promotions.

               (c) RULES GOVERNING THE "LOOK AND FEEL" OF THE CO-BRANDED INSURANCE CENTER. Intuit will notify InsWeb before making any material changes to the "look and feel" of the Substantive Insurance Content Area on the Co-Branded Insurance Center, and InsWeb shall have the opportunity to provide Intuit with comments regarding such changes within ten days after its receipt of Intuit's notification. In any event, the Co-Branded Insurance Center shall conform to the following rules: 1) subject to Intuit's right to promote Additional Products in accordance with Section 4.9(b), the Co-Branded Insurance Center shall not display links to any Aggregator of Consumer Insurance Products other than InsWeb; 2) subject to Intuit's right to promote Additional Products in accordance with Section 4.9(b), the Co-Branded Insurance Center shall not display links to any page of any person other than InsWeb that collects more than two different pieces of information from consumers for the purpose of providing insurance quotation services for Consumer Insurance Products; 3) the Substantive Insurance Content Area shall occupy not less than 50% (measured by pixels) of the Co-Branded Insurance Center, and at least 50% of the Substantive Insurance Content Area shall be in the top half of such page; 4) the Substantive Insurance Content Area shall include the notation "Provided by InsWeb" or a substantially similar phrase of not less than 120 by 60 pixels; 5) not less than 50% of the Substantive Insurance Content Area (the "shopping area") shall include links (and related promotional content) to Consumer Insurance Product shopping functionality, provided that links to the Consumer Insurance Products on the InsWeb Website shall constitute at least


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COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
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70% of this area; and 6) Non-InsWeb-provided links (and related promotional content) related to insurance shopping functionality shall not be the most prominent (e.g. the highest in any list, the largest font) link (and related promotional content) in the shopping area.

               (d)  MARKETING OF THE CO-BRANDED INSURANCE CENTER.

                    (i) Intuit will promote Clickthroughs to the Co-Branded Insurance Center by providing the following Impressions (as defined below): (a) displaying a permanent link within the navigation area on the Intuit Website home page to the Co-Branded Insurance Center that will be no less prominent than at least one of the Selected Cross-Sell Products displayed on such page; and (b) displaying other promotions in the Intuit Website that link to the Co-Branded Insurance Center including, but not limited to, banners, text links, earrings, and buttons (collectively, "Impressions").

                    (ii) For each successive six calendar month period after the Launch Date during the term, Intuit will allocate Impressions linking to the Co-Branded Insurance Center based on the allocation formula illustrated as follows (numbers are examples only):

     Total number of Impressions for all Cross-Sell Products (defined below) (4/00 - 9/00):
     [*****]

     Total number of Impressions for the Selected Cross-Sell Products (defined below) (4/00 - 9/00):
     [*****]

     Average number of Impressions for the Selected Cross-Sell Products: [*****]

     Target Percentage:
     [*****]

     Number Impressions allocated for Cross-Sell Products for following six month period (10/00 - 3/01):
     [*****]

     Number Impressions allocated for Co-Branded Insurance Center ("Targeted Impressions") (10/00 - 3/01): [*****]

                    (iii) The "Selected Cross-Sell Products" shall be five Cross-Sell Products designated by Intuit for each six month period, and shall include at least two of the top five most promoted (as measured by Impressions) Cross-Sell Products for the previous six month period. "Cross-Sell Products" means those Intuit products or services promoted through the Intuit Website, which currently include, but are not limited to, QuickenQuotesLive, Quicken 401k Advisor, QuickenStore, QuickenLoans, Bill Payment & Presentment, MyAccounts, MyFinances, and TurboTax but, for the purposes of this Agreement, shall not include Insurance. As of the Launch Date, the Selected Cross-Sell Products shall be QuickenQuotesLive, Quicken 401k Advisor, QuickenStore, QuickenLoans and Bill Payment & Presentment.


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COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
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                                       8
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                    (iv) Intuit will provide InsWeb the following information
for each three calendar month period commencing after the Launch Date within 30 days following the end of such three calendar month period: (a) total number of Impressions for all Cross-Sell Products within the Intuit Website; (b) total number of Impressions for Selected Cross-Sell Products within the Intuit Website; (c) the average number of Impressions for the Selected Cross-Sell Products for such three calendar month period (i.e., subitem (b) divided by five); and, (d) the total number of Impressions actually delivered that link to the Co-Branded Insurance Center.

                    (v) If the number of Impressions linking to the Co-Branded Insurance Center actually delivered by Intuit in any specified six month period (i.e., which period shall not be "rolling" six month period based on each successive three month period) is less than the number of Targeted Impressions for the Co-Branded Insurance Center for such period by more than five percent (5%), then Intuit will increase the following six month period's Co-Branded Insurance Center Targeted Impressions by the amount of such shortfall (see below illustration). Additionally, if the shortfall at the end of any specified six month period, including any portion of a shortfall carried over from prior periods, exceeds twenty percent (20%) of the number of Targeted Impressions, then InsWeb shall be permitted to withhold twenty percent of the following quarter's Quarterly Payment (defined in Section 5 below) until such time as the shortfall is made up, at which time the withheld payment shall be immediately due and payable. Additionally, if the cumulative shortfall at the end of any two consecutive specified six month periods, including any portion of a shortfall carried over from prior periods, exceeds fifty percent (50%) of the number of Targeted Impressions for such twelve month period, then Intuit shall be deemed to be in material breach of this Agreement with respect to InsWeb's right to terminate this Agreement pursuant to Section 8.2 herein. By way of illustration only:

     Assume the Targeted Impressions for the period of 10/00 through 3/01 were [*****]

     Assume the actual number of Impressions linking to the Co-Branded Insurance Center for the period of 10/00 through 3/01 is [*****]

     Assume that the number of Targeted Impressions for the period of 4/01 through 9/01 would have been set at [*****]

     Result: The Targeted Impressions for the period of 4/01 through 9/01 would be (add shortfall to number of Targeted Impressions otherwise allocated for specified period): [*****]. Additionally, because the shortfall in Targeted Impressions is greater than [*****] of the Targeted Impressions for the relevant period (i.e., [*****]), then InsWeb would be entitled to withhold [*****] of the next payable Quarterly Payment.

          4.2 SET-UP AND MAINTENANCE OF LINKS AND WEBSITES. The parties agree to establish and maintain links between the Co-Branded Insurance Center and the InsWeb Website, and to provide information regarding the specifications of their respective sites and other technical assistance necessary to establish and maintain such links. The landing pages on the InsWeb Website linked from the Co-Branded Insurance Center and from Intuit Partners shall not have any promotions for Non-Insurance Products or Business Insurance Products thereon. Maintenance of links includes, but is not limited to, periodic testing of the links to ensure that


--------------------------------------------------------------------------------
NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
--------------------------------------------------------------------------------

they are functioning properly and advance written notice to the other party of any changes in any URLs or other information needed for continuous linking. Intuit will ensure that WWW.QUICKEN.COM and WWW.QUICKEN.COM/INSURANCE are, and InsWeb will ensure that the InsWeb Website is, operational during the term of this Agreement at least 99% of each month (outside of those periods set aside for a reasonable amount of routine maintenance). In that regard, the InsWeb Website may be disabled for up to 6 hours per month for regularly scheduled maintenance provided that the InsWeb Website shall not be disabled for maintenance between the hours of 5 a.m. Pacific Time and 11 p.m. Pacific Time and, further provided, that InsWeb shall provide Intuit with reasonable notice before all material, unscheduled maintenance downtime that will occur outside of such time period.

          4.3 INSWEB WEBSITE. (i) The parties acknowledge that InsWeb shall be responsible for performing all insurance-related activities that may be offered in connection with the operation of the InsWeb Website including: obtaining and processing policy requests and applications; obtaining, receiving and handling premium deposits and payments; preparing, obtaining, processing and timely providing customer guides, acknowledgements and notifications (e.g., relating to declination of mandatory coverages, replacements, illustrations, credit reporting, information practices, etc.); underwriting, rating and delivering insurance policies; providing policyholder services; and making coverage and suitability determinations. (ii) InsWeb shall operate a center providing customer service functions (e.g. call, chat, and email) involving operations of the InsWeb Website, including responding to questions concerning InsWeb Website content and functionality and providing Consumer Insurance Product information, advice and fulfillment services. InsWeb's center staffing, hours and resources shall be reasonable based on consumer volumes and other relevant factors, provided that the center hours will be at least equal to the normal business hours of InsWeb (currently 8 a.m. Pacific Time to 5 p.m. Pacific Time). (iii) InsWeb shall work diligently to develop and launch Partner Applications for all Intuit Partners by the Closing Date. In the event that the Distribution Agreement between the Intuit Partner and Intuit contains co-branding requirements, InsWeb agrees to use commercially reasonable efforts to develop Partner Applications conforming to such co-branding requirements by the Closing Date (subject to the cooperation of the Intuit Partner). Intuit will provide reasonable assistance to InsWeb, including obtaining the cooperation of the Intuit Partners to facilitate InsWeb's development of Partner Applications for Intuit Partners. (iv) InsWeb may delegate the performance of certain insurance-related performance obligations required to be performed by a licensed insurance agency or broker to InsWeb Sub or such other insurance agencies or brokers as may be required (and, to the extent of such delegation, references herein to InsWeb shall be also deemed to include or refer to InsWeb Sub or such other agencies or brokers), provided that InsWeb is responsible for supervising, managing and controlling the performance of InsWeb Sub and such other agencies and brokers.

          4.4 SUB-CONTRACTING. Subject to Intuit's prior approval, which approval shall not be unreasonably withheld, InsWeb shall have the right to make available the InsWeb-Offered Products through sub-contracts with third-parties. Approval of a subcontractor by Intuit shall be deemed approval of the subcontractor's use of the Intuit Licensed Marks to the same extent and subject to the same restrictions as contained herein for InsWeb. With respect to all such subcontracts, InsWeb shall remain responsible and liable for full performance of all obligations and duties by its subcontractors. As of the Effective Date, Intuit hereby agrees that InsWeb shall


--------------------------------------------------------------------------------
NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
--------------------------------------------------------------------------------

be permitted to subcontract (i) health insurance products and services to eHealthInsurance for the term of InsWeb's existing agreement with eHealthInsurance and any renewals thereof; (ii) motorcycle insurance products to Progressive Insurance Company for the term of InsWeb's existing agreement with Progressive Insurance Company and any renewals thereof; and (iii) pet insurance products to Premier Pet Insurance Company for the term of InsWeb's existing agreement with Premier Pet Insurance Company and any renewals thereof.

          4.5 APPROVAL OF INSURANCE CARRIERS. Intuit shall have the right to disapprove any insurance carrier offering insurance quotations or products to Intuit-Originated Users through the InsWeb Website, provided that Intuit shall not be allowed to disapprove more than two insurance carriers during any twelve month period; and further provided that InsWeb will use commercially reasonable efforts to remove any such carriers from the InsWeb Website displayed to Intuit-Originated Users within ninety days of Intuit's request.

          4.6 PERFORMANCE STANDARD. If the InsWeb Website fails to meet any three of the five Performance Standards described in this Section 4.6 and such failure continues for a period of sixty (60) days, then Intuit will have the right to terminate this Agreement. If the InsWeb Website fails to meet any two of the five Performance Standards described in this Section 4.6 and such failure continues for a period of sixty (60) days, then Intuit will have the right to terminate the exclusivity rights of InsWeb set forth in Section 4.9(a). During the term of this Agreement, InsWeb shall achieve each of the following "Performance Standards" (and InsWeb shall provide Intuit with monthly reports relating to its satisfaction of such standards): (i) for the first six full calendar months following the Launch Date, the InsWeb Website shall display an average of 1.5 or more real-time insurance quotations per quote session from, and provide the ability to effectively close policy sales (whether through InsWeb, direct writing insurers or appointed agents of agency-based insurers) for, A.M. Best "A-rated" automobile insurance companies in those states that represent at least eighty percent (80%) of the U.S. population; and, after such first six full month period, increase the average number of real time quotations per quote session according to the following schedule:

     - 2.0 or more real-time insurance quotations per quote session during each of months 7 through 12.

     - 2.5 or more real-time insurance quotations per quote session during each of months 13 through 18.

     - 3.0 or more real-time insurance quotations per quote session during each of months 19 through 60.

(companies disapproved by Intuit pursuant to Section 4.5 shall be counted in full when calculating the foregoing); (ii) the InsWeb Website shall display real-time insurance quotations from, and provide the ability to effectively close policy sales (whether through InsWeb, direct writing insurers or appointed agents of agency-based insurers), for automobile insurance and term life insurance in states that, during the first Payment Year (defined in Section 5(a) below) of the Agreement, represent at least sixty percent (60%) of the U.S. population and, during the rest of the term of the Agreement, represent at least eighty percent (80%) of the U.S. population; (iii) the InsWeb Website shall maintain a #1, #2, or #3 ranking in the aggregator category as defined


--------------------------------------------------------------------------------
NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
--------------------------------------------------------------------------------

by Gomez Advisors (a third-party rating service), or such other rating service mutually agreed to by the parties during the term of the Agreement; (iv) InsWeb shall achieve an average call pickup time in its customer service operation of less than 36 seconds; (v) InsWeb shall demonstrate that the InsWeb Site's average traffic volumes, for the immediately preceding three months, would make it the #1 or #2 insurance aggregator site for Consumer Insurance Products if measured against the reported Unique Visit volumes for the same period of time for insurance.com, QuickQuote, Pivot, YouDecide.com, ReliaQuote.com, Quotesmith, Insurerate, 1stQuoteNetwork (which list may be updated annually) published by Media Metrix (a third-party rating service) or such other service mutually agreed upon by the parties during the term of the Agreement); provided that Intuit shall have audit rights pursuant to Section 4.11 to confirm InsWeb's reporting hereunder.

          4.7 INTUIT LINK ON INSWEB WEBSITE. InsWeb shall display reasonably conspicuous permanent links to the Intuit Website on the final screen of all Quote Request Forms presented to Intuit-Originated Users during the term of this Agreement to facilitate the return to the Intuit Website, with the placement of the links on such screens to be at InsWeb's reasonable discretion. Subject to Intuit's reasonable discretion, InsWeb shall display reasonably conspicuous permanent links to the Intuit Website on other content screens presented to Intuit-Originated Users during the term of this Agreement to facilitate the return to the Intuit Website.

          4.8 COMPLIANCE WITH APPLICABLE LAW. Each of the parties shall comply with all applicable laws in the performance of its obligations under this Agreement. InsWeb and InsWeb Sub shall obtain all required licenses, authorizations, approvals and appointments necessary to perform the Agreement. InsWeb will notify Intuit of any material change in law or regulation, including without limitation any regulatory actions, that require a material modification, suspension or discontinuance of the parties' performance of the services or products being provided under this Agreement. Intuit shall have the right to suspend, modify or discontinue such services at anytime without notice to InsWeb based on such changes. As between Intuit and InsWeb, InsWeb is solely responsible for performance of all insurance agency, brokerage and other insurance-related services offered or provided pursuant to this Agreement that require licensure, including the acts or omissions of any agents or brokers acting on its behalf or engaged by it. InsWeb shall provide to Intuit for review and comment any material written or oral adverse communications from any state Departments of Insurance relating to InsWeb's operations pursuant to this Agreement. Each party shall notify the other if any regulatory agency investigates or takes any other formal action against the party or an Affiliate that affects its performance under this Agreement and if a party is unable to bring its operations into compliance within 30 days of the investigation or other formal action by a regulatory agency, the other party shall have the right to terminate this Agreement.

          4.9  EXCLUSIVITY; NEW PRODUCTS.

               (a) During the Term (but subject to Section 4.9(b)), InsWeb shall be the exclusive Aggregator for Consumer Insurance Products promoted by Intuit to Intuit-Originated Users on the Quicken Network. Notwithstanding the foregoing, nothing in this Agreement shall be construed as limiting or prohibiting Intuit from promoting or acting as an Aggregator for Business Insurance Products in the Quicken Network, or, subject to the non-


--------------------------------------------------------------------------------
NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
--------------------------------------------------------------------------------

competition provisions of Section 4.4(b) of the Asset Purchase Agreement, from promoting or acting as an Aggregator for Consumer Insurance Products outside of the Quicken Network.

               (b) In the event Intuit desires to offer Additional Products (or expand the functionality offered in connection with any InsWeb-Offered Products, e.g., provide online quotes for a particular product, but limited to functionality that is offered by any other Aggregators) in the future, Intuit shall first provide to InsWeb a written description of the types of, and the intended implementation (e.g., quoting, binding, etc.) for promoting, the Additional Products. InsWeb shall have thirty (30) days after receipt of such information in which to notify Intuit in writing whether to promote the Additional Products or expand the functionality on the InsWeb Website. If InsWeb decides not to promote the Additional Products or expanded functionality or fails to respond within the 30 day period, then Intuit shall be free to promote, directly or indirectly, the Additional Product or expanded functionality without further obligation to InsWeb. If InsWeb decides to promote the Additional Product, it shall have sixty (60) days, in the case of Additional Products, or one year in the case of expanded functionality, following such 30 day period in which to develop and implement the Additional Product or expanded functionality on the InsWeb Website and make the same accessible to the public. Intuit shall provide reasonable assistance as requested by InsWeb, at InsWeb's expense, to add the Additional Product to the InsWeb Website. Any Additional Products added to the InsWeb Website shall be subject to all terms of this Agreement, including but not limited to Section 5. The exercise by Intuit of any rights granted by this Section 4.9(b) shall not be a violation of the exclusivity provisions of
Section 4.9(a) herein or the non-competition provisions of Section 4.4 of the Asset Purchase Agreement.

          4.10 NEW INTUIT PARTNERS. Without the prior written approval of InsWeb, Intuit shall not enter into any agreements with third parties after the Effective Date of this Agreement where the purpose of such third party agreement is the linking of such third party's Website directly to the Co-Branded Insurance Center.

          4.11 RECORDS AND AUDIT.

               (a) Each of Intuit and InsWeb will keep and maintain at its principal place of business complete books and records ("Records") relating to its performance of and amounts owed under this Agreement during the term of the Agreement and for a minimum of two years (or such longer period as may be required by applicable law) thereafter. During the term of this Agreement and for two years after its termination, Intuit, InsWeb, or their designated representatives and any regulatory agencies shall have the right, upon not less than ten days advance notice, during normal business hours at `the other party's headquarters, to audit the books and records of the other party relating to this Agreement. Any audit shall be subject to the reasonable security requirements of the audited party and the confidentiality provisions of Section 7.1 hereof. Neither party will exercise its rights under this Section 4.11 more than twice per year (or once after this Agreement's termination or expiration) unless required by a regulatory agency, and may make and retain copies of the Records as reasonably required (subject to compliance with Section 7.1 herein). The audited party shall reasonably cooperate in the audit, provided that the auditing party shall conduct any such audit, inspection and reproduction in a manner that does not unreasonably impede the ability of the audited party to meet its obligations hereunder. The auditing party will be responsible for its own costs and expenses in connection


--------------------------------------------------------------------------------
NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
--------------------------------------------------------------------------------

with such audits and inspections unless the audit reveals an underpayment by InsWeb or an underperformance by Intuit of more than ten percent for the period of time audited, in which case the audited party shall reimburse the auditing party for its reasonable audit costs. Any underpayments will be paid promptly by the audited party, including interest at the then prevailing prime rate as announced in the Wall Street Journal, as of the date the commencement of the audit.

               (b) Within thirty (30) days after the last day of each calendar month, InsWeb shall provide Intuit with detailed reports, an example of which appears in Exhibit C, containing usage and site activity and product purchasing information relating to the activity of Intuit-Originated Users coming from Intuit sources (e.g., each of the discrete sources in the Quicken Network such as quicken.com or quickeninsurance.com) and, separately, the activity of Intuit-Originated Users coming from Intuit Partner Websites (provided that InsWeb shall not be required to report any activity related to Intuit Partners that are assigned to and assumed by InsWeb except to the extent reasonably required to support the calculation of amounts owed to Intuit), including but not limited to: (i) the number of Clickthroughs coming from each Intuit source and, subject to compliance with its confidentiality obligations, each Intuit Partner Website to the InsWeb Website; (ii) the number of completed shopping sessions (i.e. from a session in which a consumer completes a Quote Request
Form); (iii) the number of RFQ in the applicable calendar month; (iv) the number of RFC in the applicable calendar month; (v) the number of RFCA in the applicable calendar month; and (vi) the number of RFB in the applicable calendar month. From time to time, Intuit may, at its expense, engage a mutually agreed upon third party to inspect such reports with InsWeb's cooperation to verify the accuracy of the information contained therein and the methods used in the generation of such reports. The parties may, by mutual written consent, alter the content of the site activity reports.

          4.12 ACCOUNT MANAGERS. Each of the parties will designate an account manager (and provide related contact information) to coordinate the interactions of the parties with respect to the links from the Co-Branded Insurance Center to the InsWeb Website and provide emergency contact information for site operations personnel.

          4.13 ADDITIONAL MARKETING. Except for the Non-Insurance Products specified in Exhibit D, InsWeb shall be permitted to display Non-Insurance Products and Business Insurance Products to Intuit-Originated Users accessing the InsWeb Website, provided that (i) the marketing of Consumer Insurance Products shall be the most prominent products promoted or sold on the InsWeb Website, (ii) the marketing or promotion of any Non-Insurance Products or Business Insurance Products shall not be targeted at or limited to Intuit-Originated Users, and (iii) any landing pages on the InsWeb Website from the Co-Branded Insurance Center or Intuit Partners shall not have any promotions for Non-Insurance Products or Business Insurance Products thereon. All marketing by InsWeb under this Section 4.13 shall also comply with the privacy requirements pertaining to personally identifiable information contained in
Section 7.3. Intuit shall be allowed to annually update the Non-Insurance Products listed in Exhibit D by written notice to InsWeb; provided, however, that InsWeb shall not be in breach of this Section 4.13 by reason of its continuing to perform its obligations under marketing agreements entered into between InsWeb and a third party prior to such update (provided that InsWeb shall not renew any such agreements beyond their stated term, and agrees to terminate such agreements


--------------------------------------------------------------------------------
NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
--------------------------------------------------------------------------------

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NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
--------------------------------------------------------------------------------

within twelve months if such earlier termination will be accomplished without additional cost to InsWeb).

          4.14 TRACKING OF INTUIT-ORIGINATED USERS. InsWeb will identify, track and monitor all Intuit-Originated Users as may be necessary to (i) accurately determine and verify all calculations contemplated by this Agreement, including without limitation, the amounts payable to Intuit pursuant to this Agreement, and (ii) provide accurate reports required pursuant to the Agreement.

     5.   COMPENSATION.

               (a) ANNUAL MARKETING FEES. During the Term, InsWeb shall pay to Intuit (or its designee) the following guaranteed marketing fees ("Annual Marketing Fee"):


                  ------------------------------------------------------------------
                            Year of Term                  ANNUAL Marketing Fee
                      (each, a "Payment Year")
                  ------------------------------------------------------------------
                             First Year                          [*****]
                  ------------------------------------------------------------------
                             Second Year                         [*****]
                  ------------------------------------------------------------------
                             Third Year                          [*****]
                  ------------------------------------------------------------------
                             Fourth Year                         [*****]
                  ------------------------------------------------------------------
                             Fifth Year                          [*****]
                  ------------------------------------------------------------------

     Each Annual Marketing Fee shall be payable in four equal installments during each Payment Year (each installment, referred to herein as a "Quarterly Payment"). InsWeb shall pay each Quarterly Payment on the first day of each three calendar month period after the Launch Date during the Term as illustrated below; provided, however, if the Launch Date shall occur on a day other than the first day of a month, then the first quarter shall be three full calendar months from and after the Launch Date.

     Illustration 1: First Payment Year payment schedule assuming a Launch Date of January 1, 2001.(1)


        ----------------------------------------------------------------------------------------
            Quarter Start Date                Quarterly Payment              Payment Due Date
        ----------------------------------------------------------------------------------------
        January 1, 2001                            [*****]                January 1, 2001
        ----------------------------------------------------------------------------------------
        April 1, 2001                              [*****]                April 1, 2001
        ----------------------------------------------------------------------------------------
        July 1, 2001                               [*****]                July 1, 2001
        ----------------------------------------------------------------------------------------
        October 1, 2001                            [*****]                October 1, 2001
        ----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
--------------------------------------------------------------------------------

     1 In this illustration, the First Payment Year would be from January 1, 2001 through December 31, 2001, and each Payment Year thereafter would commence on January 1st and end on the subsequent December 31st. Within the First Payment Year, the first quarter would be from January 1, 2001 through March 31, 2001, the second quarter would be from April 1, 2001 through June 30, 2001, etc.


     Illustration 2: First Payment Year payment schedule assuming a Launch Date of February 20, 2001.(1)

        ----------------------------------------------------------------------------------------
            Quarter Start Date                Quarterly Payment              Payment Due Date
        ----------------------------------------------------------------------------------------
        February 20, 2001                          [*****]                February 20, 2001
        ----------------------------------------------------------------------------------------
        June 1, 2001                               [*****]                June 1, 2001
        ----------------------------------------------------------------------------------------
        September 1, 2001                          [*****]                September 1, 2001
        ----------------------------------------------------------------------------------------
        December 1, 2001                           [*****]                December 1, 2001
        ----------------------------------------------------------------------------------------


     1 In this illustration, the First Payment Year would be from February 20, 2001 through February 28, 2002, and each Payment Year thereafter would commence on March 1st and end on the subsequent February 28th (or February 29th in a leap year). Within the First Payment Year, the first quarter would be from February 20, 2001 through May 31, 2001, the second quarter would be from June 1, 2001 through August 31, 2001, etc.

               (b)  Transaction Fees.

                    (i) AMOUNT OF TRANSACTION FEES. During the Term, InsWeb shall also pay Intuit (or its designee) a transaction fee ("Transaction Fee"). The Transaction Fee shall be calculated as of the end of each three month period for which a Quarterly Payment was due. The parties intend that the Transaction Fee shall be equal to [*****] of InsWeb's Gross Revenue relating to Intuit-Originated Users for the applicable three month period (as used herein, "Gross Revenue" shall mean aggregate gross amounts (e.g., all royalties, commissions, lead generation fees, referral fees and other compensation BEFORE taxes, costs, revenue share payments to third parties, rebates and other deductions) received by InsWeb and its Affiliates relating to Consumer Insurance Product transactions by Intuit-Originated Users, including in each case shipping & handling or service charges, and excluding in each case, any InsWeb refunds to insurance carriers for cancelled or reversed transactions ). Initially, the parties agree to calculate the Transaction Fee for certain specified InsWeb-Offered Products pursuant to the amounts set forth in Exhibit E and based on the number of Request Types originated for the specified InsWeb-Offered Products or, where the applicable product or service does not have a Request Type, as otherwise provided therein. During the Term, the parties shall review the determination of the Transaction Fees (including any underlying values and assumptions based on then current information for the various Request Types) and the accuracy of the tracking mechanism for


--------------------------------------------------------------------------------
NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
--------------------------------------------------------------------------------

Intuit-Originated users (a) two weeks after the Launch Date, (b) at the end of the second, fourth, sixth, and eighth three-calendar month periods after the Launch Date and (c) on the annual anniversary of the Launch Date thereafter, and, after each such review, make mutually agreed upon adjustments so that the applicable fees for the products and services (including any Additional Products) that may be offered or promoted on the InsWeb Website continue to provide Intuit with a [*****] share of the Gross Revenue generated from Intuit-Originated Users.

                    (ii) PAYMENT AND CALCULATION OF TRANSACTION FEES. At the end of each three month period, InsWeb will total the year-to-date cumulative amount of Transaction Fees owed to Intuit. If the year-to-date cumulative Transaction Fees exceed the Annual Marketing Fee for that Payment Year, then InsWeb will pay to Intuit (or its designee) the difference between the year-to-date cumulative Transaction Fees and the Annual Marketing Fee, which payment to be in addition to the Quarterly Payments required by Section 5(a); provided, that in all subsequent three month periods within the same Payment Year in which there is an excess between the year-to-date cumulative Transaction Fees and the Annual Marketing Fee, then InsWeb shall pay the actual amount of Transaction Fees generated in such three month period without comparison to the Annual Marketing Fee (see below illustration). If the year-to-date cumulative Transaction Fees do not exceed the Annual Marketing Fee for a specified three month period, then no Transaction Fee shall be paid for such period. All payments of Transaction Fees will be paid within 30 days from the last day of each three month period, and be accompanied by a report in reasonable detail supporting the calculation of all amounts owed (including supporting information for any adjustments made pursuant to subsection 5(b)(iv) below).

     Illustration: Assume First Payment Year; Annual Marketing Fee is [*****]


        ---------------------------------------------------------------------------------------------
             Quarter          Quarterly Transaction        YTD Cumulative      Payment of Transaction
                                      Fees                Transaction Fees         Fees by InsWeb
        ---------------------------------------------------------------------------------------------
                1                  $1,000,000                $1,000,000                [*****]
        ---------------------------------------------------------------------------------------------
                2                  $3,000,000                $4,000,000                [*****]
        ---------------------------------------------------------------------------------------------
                3                  $3,000,000                $7,000,000                [*****]
        ---------------------------------------------------------------------------------------------
                4                  $2,000,000                $9,000,000                [*****]
        ---------------------------------------------------------------------------------------------

                    (iii) ADJUSTMENT TO TRANSACTION FEES. Pursuant to Section 5(b)(i), the Transaction Fees payable by InsWeb in connection with third party relationships assigned, delegated, subcontracted or otherwise transferred by Intuit shall be at the rate of [*****] during the stated term of any related or replacement agreement and any renewal terms thereof [*****].


--------------------------------------------------------------------------------
NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
--------------------------------------------------------------------------------

                    (iv) FURTHER ADJUSTMENT TO TRANSACTION FEES. InsWeb cannot, in all cases, determine whether a person visiting the InsWeb Site is a returning Intuit-Originated User. Therefore, notwithstanding Section 5(b)(i) above, for every quarter during the term of this Agreement, the amount of Transaction Fees calculated pursuant to Section 5(b) shall be increased by the percentage equal to[*****]. By way of illustration, if the foregoing formula resulted in a percentage increase equal to [*****] for the quarter of January through March 2001, then the aggregate Transaction Fees calculated for such period would be increased by [*****] (e.g., if the Transaction Fees for such quarter were calculated to be [*****], then the adjusted Transaction Fees payable for such quarter would be [*****]). InsWeb shall automatically determine and make such adjustments in its periodic payments of Transaction Fees to Intuit. Notwithstanding the foregoing, if InsWeb implements "return user" identification and tracking functionality, then InsWeb shall implement such functionality to track returning Intuit-Originated Users.

               (c) Any amounts payable pursuant to this Agreement that are more than sixty days past due shall bear interest at twelve percent per annum on the unpaid balance.

     6.   ADDITIONAL CONSIDERATION.

               (a) "SUBCONTRACTED RESPONSIBILITIES" FOR DISTRIBUTION AGREEMENT WITH MULTI-PRODUCT PARTNER (VARIABLE AMOUNTS). [*****]

               (b) "ASSIGNED RESPONSIBILITIES" FOR DISTRIBUTION AGREEMENT WITH INSURANCE PARTNERS.

                    (1)  [*****]

                    (2)  [*****]

               (c) "SUBCONTRACTED RESPONSIBILITIES" FOR DISTRIBUTION AGREEMENT WITH INSURANCE PARTNERS.

                    (1)  [*****]

                    (2)  [*****]

               (d)  [*****]

               (e)  ILLUSTRATIONS.

     [*****]

     [*****]

     [*****]

     [*****]


--------------------------------------------------------------------------------
NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
--------------------------------------------------------------------------------

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NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
--------------------------------------------------------------------------------

     [*****]

     [*****]

     7.   CONFIDENTIALITY; PUBLICITY; SECURITY; PRIVACY.

          7.1  CONFIDENTIALITY.

               (a) For the term of this Agreement and for five (5) years thereafter, the receiving party shall: (i) use commercially reasonable efforts to maintain the confidentiality of Confidential Information and not disclose such Confidential Information to third parties (except for the receiving party's representatives, agents and contractors who have a need to know, are under a duty of non-disclosure, and are acting for the sole benefit of the receiving party), which efforts shall accord such Confidential Information at least the same level of protection against unauthorized use and disclosure as the receiving party customarily accords its own information of a similar nature;
(ii) use or permit the use of such Confidential Information solely in accordance with and to accomplish the terms of this Agreement; and (iii) promptly notify the disclosing party in writing of any loss or unauthorized use or disclosure of or access to the disclosing party's Confidential Information of which it becomes aware. The parties hereto shall each abide by and reproduce and include any restrictive legends or confidential rights notices (although such restrictive legends or confidential rights notices are not required for Confidential Information to be afforded the protection required by this Section 7) that appear in or on any Confidential Information of the other party hereto that it is authorized to reproduce. Each party shall also not remove, alter, cover or distort any confidential rights notices, legends, symbols or labels appearing in any Confidential Information of any other party hereto. For purposes of this Agreement, a "need to know" means that the person requires the Confidential Information to perform his or her responsibilities in connection with this Agreement.

               (b) The restrictions on disclosure and use set forth in Section 7.1(a)shall not apply to the extent that Confidential Information: (i) is or becomes generally available to the public through no fault of the receiving party; (ii) was rightfully known to the receiving party free of any obligation to keep it confidential prior to the Effective Date of this Agreement; (iii) is subsequently disclosed to the receiving party by a third party who may rightfully transfer and disclose such information without restriction and free of any obligation to keep it confidential; or (iv) is required to be disclosed by the receiving party as a matter of law, provided that the receiving party uses all reasonable efforts to provide the disclosing party with at least ten
(10) days' prior written notice of such disclosure and the receiving party discloses only that portion of the Confidential Information that is legally required to be furnished pursuant to the opinion of legal counsel of the receiving party. Notwithstanding the foregoing, each party hereto retains the right, in its sole discretion, to disclose any Confidential Information to (x) any regulatory agency, whether pursuant to an audit by such agency or otherwise, or (y) to its Affiliates that have a need to know such information for the purposes of performing this Agreement (provided that such Affiliates agree to be bound by the confidentiality provisions of this Agreement).

               (c) The parties acknowledge that the breach of any portion of this Section 7.1 would cause the disclosing party irreparable harm for which monetary damages


--------------------------------------------------------------------------------
NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
--------------------------------------------------------------------------------

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NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
--------------------------------------------------------------------------------

would be inadequate. Accordingly, in addition to other remedies available to it, the disclosing party shall be entitled to seek injunctive or other equitable relief to remedy any threatened or actual breach of any portion of this Section
7.1 by the receiving party.

               7.2 SECURITY. InsWeb will ensure that its facilities and information and data provided by an Intuit-Originated User on the InsWeb Website is maintained in a secure environment that will protect customer information from loss, misuse and unauthorized alteration during its storage, processing and transmission and that is equal to the security used by InsWeb to protect similar information collected by InsWeb from other sources, but in no event shall the security employed by InsWeb be less than what is commercially reasonable.

               7.3  CUSTOMER DATA & PRIVACY.

                    (a) It is understood that Intuit will not be providing InsWeb with any personally identifiable information concerning Intuit-Originated Users, other than information that may be disclosed pursuant to any future agreement by the parties pursuant to Section 7.3(c). In connection with the operation of the InsWeb Website, InsWeb shall collect personally identifiable information from Intuit-Originated Users and, thereby, establish an independent customer relationship with such persons. Intuit is not responsible for any information provided to or transactions entered into by customers with InsWeb, who shall be governed by the terms of InsWeb's privacy policy (a current form of which is attached hereto as Exhibit F, and referred to herein as the "InsWeb Privacy Policy") and for which Intuit shall have no liability. InsWeb shall protect any personally identifiable information collected from consumers on the InsWeb Website from unauthorized use or disclosure pursuant to the InsWeb Privacy Policy, which shall (i) be posted conspicuously on pages of the InsWeb Website accessed by Intuit-Originated Users and (ii) shall not be modified in the future to contain terms and conditions less protective of such information than the InsWeb Privacy Policy attached hereto. As used in this Agreement, "personally identifiable information" is information about Intuit-Originated Users that identifies or can be used to identify, contact, or locate the person to whom such information relates.

                    (b) Except as required to perform its obligations pursuant to this Agreement, InsWeb shall not sort, disclose or use any Intuit-Originated User information in a manner that identifies such person as an Intuit customer .

                    (c) The parties agree to work toward the development of mutually agreeable procedures and conditions for InsWeb's disclosure of personally identifiable information relating to Intuit-Originated Users collected through the InsWeb Website and, alternatively, for Intuit's disclosure of personally identifiable information relating to its customers who have saved automobile insurance quotes in "personal insurance portfolios" within the two month period prior to the Effective Date; provided however, that any such procedures and conditions shall comply with applicable law (including the Gramm-Leach-Bliley Financial Services Modernization Act) and any disclosures shall require notice to and the affirmative consent (i.e., an "opt-in" mechanism) of the affected Intuit-Originated User or customer. Notwithstanding the foregoing, InsWeb acknowledges that there are no restrictions on its disclosure to Intuit of aggregate (i.e., non-personally identifiable) information, including its reporting of the information of the type describe in
Section 4.11 above.


--------------------------------------------------------------------------------
NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
--------------------------------------------------------------------------------

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NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
--------------------------------------------------------------------------------

     8.   TERM; TERMINATION.

          8.1 TERM. The term of this Agreement shall commence on the Effective Date and remain in force for a period of sixty (60) full calendar months from and after the Launch Date, unless sooner terminated pursuant to the provisions hereof (the "Term"). For example, if the Launch Date were January 15, 2001, then the First Payment Year would be from January 15, 2001 through January 31, 2002, each subsequent Payment Year would be from February 1st until the next successive January 31st, and the Agreement would expire on January 31, 2006.

          8.2 TERMINATION FOR CAUSE. In addition to each party's rights of immediate termination explicitly stated in Sections 4.8 and 8.6, or InsWeb's rights of termination pursuant to Section 4.1(d)(v), either party may terminate this Agreement, effective at any time upon the giving of written notice, which notice shall include the date of termination ("Termination Date"): (i) in the event that the other party is in material breach of this Agreement and fails to cure such breach within 30 days after receiving written notice of such breach; or (ii) in the event that the other party makes an assignment for the benefit of creditors, or commences or has commenced against it any proceeding in bankruptcy, insolvency, or reorganization pursuant to bankruptcy laws or laws of debtor's moratorium that is not dismissed within sixty days of the commencement of such proceeding or event.

          8.3 TERMINATION FOR FINANCIAL DEFICIENCY. If the balance sheet included in any financial information contained in any public disclosure of InsWeb (including, but not limited to, earnings releases, Form 10-Q or Form 10-K filings with the SEC) (a "Public Announcement") indicates that InsWeb has either
(i) less than $8,000,000 in total cash, cash equivalents and investments in marketable securities or (ii) a current ratio (i.e., the quotient produced by dividing InsWeb's current assets by InsWeb's current liabilities) of less than
0.85 (each of which is referred to herein as a "Financial Deficiency"), then Intuit shall have the right to terminate this Agreement pursuant to the following terms and conditions:

               (i) If a Financial Deficiency occurs, then InsWeb shall deliver to Intuit within ten (10) days after each month beginning after a Public Announcement disclosing a Financial Deficiency a monthly balance sheet of InsWeb prepared in accordance with GAAP (except for the omission of footnotes and customary year-end adjustments) and certified by InsWeb's Chief Financial Officer or the person who signs SEC filings on behalf of InsWeb (the "Interim Balance Sheet").

               (ii) The right of Intuit to terminate this Agreement shall be exercisable if, at the expiration of the sixty (60) day period that commences on the date of the Public Announcement that discloses the Financial Deficiency (such sixty (60)-day period being referred to herein as the "Cure Period"), the most recent Interim Balance Sheet discloses the Financial Deficiency that was disclosed in the earlier Public Announcement.

               (iii) If, during the Cure Period, any Interim Balance Sheet does not disclose the Financial Deficiency that was disclosed in the earlier Public Announcement, Intuit shall have no right to terminate this Agreement and InsWeb may cease furnishing Interim Balance Sheets to Seller and Intuit unless and until a subsequent Public Announcement discloses a Financial Deficiency, in which case the Cure Period as to such subsequent Public


--------------------------------------------------------------------------------
NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
--------------------------------------------------------------------------------

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NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
--------------------------------------------------------------------------------

Announcement will begin. Each of InsWeb's Interim Balance Sheets shall be deemed to be a Public Announcement for the purposes of this 8.3.

          8.4  EFFECT OF TERMINATION. Upon any termination or expiration of this
Agreement: (i) all payments owed to Intuit pursuant to this Agreement shall be paid in full within thirty (30) days after the Termination Date or the end of the Term, whichever is applicable; (ii) InsWeb will provide final Reports under
Section 4.11 to Intuit; (iii) each party will cease using the marks of the other (provided that Intuit will not be obligated to remove InsWeb's name or logo incorporated into the Intuit Software Products unless and until Intuit has sufficient notice to remove such content in the normal course of business from the next version of such product); (iv) each party will disable and remove any links between the InsWeb Website and Intuit Website (and other sources), as applicable; (v) each party will cooperate with the other party in posting Web pages to be viewed at the destination of any surviving links that will notify Intuit-Originated Users of the termination of the relationship between the parties, to be mutually agreed upon by both parties; and (vi) each party upon written request of the other party shall promptly return or destroy (and certify as to the destruction thereof, without retaining any copies) all Confidential Information of the other party, and other information, documents, manuals and other materials belonging exclusively to the other party, except as may be otherwise provided in this Agreement. The termination of this Agreement will not terminate, affect or impair any rights, obligations or liabilities of any party hereto which may accrue prior to such termination or which, under the terms of this Agreement, continue after the termination and, to the extent not otherwise barred by any applicable statute of limitations, either party may bring an action against the other party for a breach of this Agreement which occurred during the term or any renewal hereof.

          8.5 TRANSITION ASSISTANCE. InsWeb shall reasonably cooperate with Intuit to effectuate an orderly transition of the services provided under this Agreement in the event of any termination; provided that InsWeb shall not be required by this Section 8.5 to transfer any computer programming, intellectual property, databases or, without the customer's permission, any customer information.

          8.6 CHANGE OF CONTROL. Either party may terminate this Agreement in the event of a Change of Control of the other party to an Enumerated Person. For purposes hereof, an "Enumerated Person" shall mean with respect to each of InsWeb and Intuit the persons identified in Exhibit G attached hereto and such other persons as Intuit and InsWeb shall identify on or about each anniversary of this Agreement; provided that neither Intuit nor InsWeb shall be entitled to designate more than three (3) Enumerated Persons at any one time.

          8.7  SURVIVAL. The terms and conditions of Sections 1, 4.11(a), 7
(all), 8.4, 8.5, 8.7, 9.3, 9.4, 10 (all) (as regards transactions or facts occurring prior to the expiration or termination of this Agreement) and 11 will survive the expiration or termination of this Agreement and will remain in full force and effect notwithstanding any expiration or termination of this Agreement.

     9.   REPRESENTATIONS AND WARRANTIES.


--------------------------------------------------------------------------------
NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
--------------------------------------------------------------------------------

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NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
--------------------------------------------------------------------------------

          9.1 REPRESENTATIONS AND WARRANTIES OF INTUIT. Intuit hereby represents and warrants to InsWeb that: (a) it is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized; (b) it has all necessary power and authority to enter into this Agreement and to perform all of its obligations under this Agreement; (c) this Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding obligation of Intuit enforceable in accordance with its terms (except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general principles of equity); (d) neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated herein will (i) violate the charter or bylaws, or any other equivalent organizational documents of Intuit, or (ii) require any consent or approval under any judgment, order, writ, decree, permit, agreement with any regulating authority or license, to which Intuit is a party; (e) there is no pending or, to the actual knowledge of Intuit, threatened claim, litigation, proceeding, arbitration, or investigation or controversy before any governmental agency to which Intuit is a party, which may adversely and materially affect the ability of Intuit to perform its obligations hereunder; and (f) Intuit or its Affiliates own the entire right, title, and interest in and to all Intuit Licensed Marks licensed to InsWeb hereunder, none of the Intuit Licensed Marks is subject to any outstanding or pending orders, decrees, judgments, stipulations, claims, settlements, security interest, encumbrance or any other adverse claim or restriction, and Intuit and its Affiliates have full right, power and authority to provide InsWeb with the license set forth in Section 2 of this Agreement to use the Intuit Licensed Marks.

          9.2 REPRESENTATIONS AND WARRANTIES OF INSWEB. InsWeb hereby represents and warrants to Intuit as follows: (a) InsWeb is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized, (b) InsWeb has all necessary power and authority to enter into this Agreement and to perform all of its obligations under this Agreement; (c) this Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding obligation of InsWeb enforceable in accordance with its terms (except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general principles of equity); (d) neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated herein, by InsWeb will (i) violate the charter or bylaws, or any other equivalent organizational documents of InsWeb, or (ii) require any consent or approval under any judgment, order, writ, decree, agreement with any regulatory authority, permit or license, to which InsWeb is a party; (e) there is no pending or, to the actual knowledge of InsWeb, threatened claim, litigation, proceeding, arbitration, investigation or controversy before any governmental agency to which InsWeb is a party, which may adversely and materially affect the ability of InsWeb to perform its obligations hereunder; and (f) InsWeb owns the entire right, title, and interest in and to all InsWeb Licensed Marks licensed to Intuit hereunder, none of the InsWeb Licensed Marks is subject to any outstanding or pending orders, decrees, judgments, stipulations, claims, or settlements, security interest, encumbrance or any other adverse claim or restriction and InsWeb has full right, power and authority to provide Intuit with the license set forth in Section 3 of this Agreement to use the InsWeb Licensed Marks.

          9.3 LIMITATION OF WARRANTIES. EXCEPT AS MAY BE EXPRESSLY PROVIDED IN THIS AGREEMENT, ALL SERVICES PROVIDED BY INSWEB HEREUNDER


--------------------------------------------------------------------------------
NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
--------------------------------------------------------------------------------

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NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
--------------------------------------------------------------------------------

ARE PROVIDED "AS IS" WITHOUT ANY WARRANTY WHATSOEVER. INTUIT RECOGNIZES THAT THE "AS IS" CLAUSE OF THIS AGREEMENT IS AN IMPORTANT PART OF THE BASIS OF THIS AGREEMENT, WITHOUT WHICH INSWEB WOULD NOT HAVE AGREED TO ENTER INTO THIS AGREEMENT. INSWEB EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, TERMS OR CONDITIONS, EXPRESS, IMPLIED, OR STATUTORY, REGARDING THE SERVICES, INCLUDING ANY WARRANTIES OF MERCHANTABILITY, TITLE, FITNESS FOR A PARTICULAR PURPOSE AND INFRINGEMENT. INTUIT ACKNOWLEDGES THAT IT HAS RELIED ON NO WARRANTIES OTHER THAN THE EXPRESS WARRANTIES CONTAINED IN THIS AGREEMENT.

          9.4 LIMITATION OF LIABILITY. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES OF ANY KIND WITH RESPECT TO THIS AGREEMENT, WHETHER BASED ON BREACH OF CONTRACT, TORT OR OTHERWISE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT WITH RESPECT TO AMOUNTS THAT ONE PARTY OWES TO THE OTHER PARTY PURSUANT TO THE TERMS OF THIS AGREEMENT (E.G., INSWEB'S PAYMENT OBLIGATIONS PURSUANT TO SECTIONS 5 AND 6 HEREIN) OR TO THE INDEMNIFICATION OBLIGATIONS UNDER SECTION 10 OR TO CLAIMS OF INTELLECTUAL PROPERTY INFRINGEMENT OR MISAPPROPRIATION, THE TOTAL LIABILITY OF EITHER PARTY FOR DAMAGES OR ALLEGED DAMAGES HEREUNDER, WHETHER IN CONTRACT, TORT OR ANY OTHER LEGAL THEORY, SHALL BE LIMITED TO AND SHALL NOT EXCEED FIVE MILLION DOLLARS.

     10.  INDEMNIFICATION.

          10.1 INDEMNIFICATION BY INTUIT. Intuit will indemnify and hold InsWeb and its Affiliates, officers, directors, employees, successors and permitted assigns, harmless from and against any third party Losses (as defined below) arising out of, relating to or incurred as a result of (i) the breach of any covenant, representation or warranty made by Intuit under this Agreement, and
(ii) the infringement or misappropriation of any patent, copyright, trademark, trade secret, or other proprietary right of any third party in the performance of Intuit's obligations under this Agreement. For purposes of this Section 10, "Losses" means all out-of-pocket costs, fees, damages, claims and expenses, including outside and in-house attorneys' fees, disbursements and court costs, incurred by a third party.

          10.2 INDEMNIFICATION BY INSWEB. InsWeb will indemnify and hold Intuit and its Affiliates, officers, directors, employees, successors and permitted assigns, harmless from and against any third Losses arising out of, relating to or incurred as a result of (i) the breach of any covenant, representation or warranty made by InsWeb under this Agreement, (ii) the infringement or misappropriation of any patent, copyright, trademark, trade secret, or other proprietary right of any third party in the performance of InsWeb's obligations under this Agreement.

          10.3 PROCEDURES FOR INDEMNIFICATION. The parties will follow the procedures set forth in Exhibit H with respect to any and all indemnification claims under this Section10.


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NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
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NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
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          10.4 INSURANCE. In connection with its performance of this Agreement,
InsWeb will carry General Commercial Liability, Errors and Omissions (including data processing and insurance agency coverages) insurance policies that provide coverage with minimum limits of insurance of $5,000,000 per claim and $10,000,000 annual aggregate with respect to general liability including without limitation products/completed operations and errors and omissions liability. InsWeb shall include Intuit and, at Intuit's request, Intuit's Affiliates as additional insureds on such policies, and such policies will require the carrier to provide to Intuit notice thirty (30) days in advance of cancellation or reduction in coverage or limits. At Intuit's request, which may be made from time to time, InsWeb shall provide Intuit with a certificate of insurance that evidences such coverages.

     11.  GENERAL PROVISIONS.

          11.1 FORCE MAJEURE. If the performance of this Agreement by a party hereto is prevented, restricted or interfered with by reason of any act of God, fire or other casualty or accident, strikes or labor disputes, any law, order, proclamation, regulations, ordinance, demand or requirement of any government agency, or any other similar act or condition beyond the reasonable control of such party hereto, the party so affected will, upon giving prompt written notice to the other party, be excused from such performance only to the extent of such prevention, restriction or interference; provided, that the party whose performance is not affected may terminate this Agreement upon delivery of written notice to the other party if such condition continues for a period in excess of sixty days.

          11.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding its principles of conflicts of law. Any and all actions arising out of or relating to this Agreement shall be exclusively filed and resolved by the sate or federal courts located in the County of San Francisco, California.

          11.3 WAIVER. No party will be deemed to have waived any of its rights, powers or remedies hereunder unless that party approves such waiver in writing. Any delay, waiver, or omission by a party to exercise any right or power arising from any breach or default in any of the terms, provisions, or covenants of this Agreement will not be construed to be a waiver by that party of any subsequent breach or default of the same or other terms, provisions or covenants.

          11.4 ASSIGNMENT. Except as expressly set forth herein, no party may assign or delegate this Agreement or any of its rights or duties under this Agreement without the prior written consent of the other party hereto, which consent will not be unreasonably withheld. Any purported assignment or delegation in violation of this Agreement is null and void. This Agreement will be binding upon and will inure to the benefit of the parties hereto and their representatives and respective successors and permitted assigns. Any initial or secondary offering of stock to the public markets by InsWeb and/or Intuit shall specifically not be deemed an assignment. In addition, any change of control or acquisition of more than 50% of a party's common stock by a third party shall not be deemed an assignment for purposes of this Agreement, subject to the provisions of Section 8.6. Subject to legal and contractual requirements, each party agrees to give the other party reasonable notice of a proposed change in control or acquisition of more than 50% of its common stock by a third party.


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NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
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NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
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          11.5 ENTIRE AGREEMENT; AMENDMENTS. The terms and conditions contained in this Agreement, including the Exhibits attached hereto, constitute the entire agreement between the parties with respect to the subject matter thereof and supersede all previous agreements and understandings, whether oral or written, including that certain Web Site Affiliation Agreement between the parties entered into January 16, 2001 (the "Interim Agreement"). With respect to the termination of the Interim Agreement, the transition of the parties' business arrangement to this Agreement and in recognition that the amount of the Transactions Fees payable to Intuit are identical under both this Agreement and the Interim Agreement, the parties agree that (i) the Launch Date shall be deemed to have occurred on January 16, 2001 (i.e., the "First Year" shall be from January 16, 2001 through January 31, 2002) and (ii) InsWeb's reporting and payment delivery obligations pursuant to the Interim Agreement shall be merged with performed in accordance with the analogous provisions of this Agreement (e.g., any Transaction Fees otherwise payable pursuant to Section 4 of the Interim Agreement shall, instead, be merged with and paid pursuant to Section 5 herein); provided, however, that the "Payment Due Date" for the first quarterly installment of the Annual Marketing Fee shall be the Effective Date and not January 16, 2001. No modification or amendment of this Agreement will be effective unless and until set forth in writing and signed by the parties hereto.

          11.6 SEVERABILITY. If any provision of this Agreement or portion thereof is held invalid, illegal, void or unenforceable by reason of any rule of law, administrative or judicial provision or public policy, all other provisions of this Agreement will nevertheless remain in full force and effect to the extent such remaining provisions accurately reflect the intent of the parties.

          11.7 EXHIBITS, HEADINGS AND CONSTRUCTION. The Exhibits attached hereto are incorporated into and made a part of this Agreement as if fully set forth herein. No rule of construction will be applied to the disadvantage of a party because that party was responsible for the preparation of this Agreement or any part hereof. The section headings in this Agreement are for convenient reference only, and will be given no substantive or interpretive effect. With respect to all terms used in this Agreement, words used in the singular include the plural and words used in the plural include the singular. The word `including' means including without limitation, and the words `herein', `hereby', `hereto' and `hereunder' refer to this Agreement as a whole.

          11.8 RELATIONSHIP OF PARTIES. The parties agree that in performing their responsibilities pursuant to this Agreement they are in the position of independent contractors. This Agreement is not intended to create, nor does it create and will not be construed to create, an agency, partnership, joint venture or any association for profit between and among Intuit and InsWeb.

          11.9 NOTICES. All notices provided for hereunder (including a notice of change of address) will be in writing and will be deemed given (a) in the case of delivery by hand, when delivered by hand against a receipt, (b) in the case of delivery by a standard overnight carrier, upon the date of delivery indicated in the records of such carrier, or (c) in the case of delivery by certified mail with return receipt requested, three business days after being deposited in the United States mail, postage prepaid and addressed as provided herein, or to such other address as may be specified by one party to the other party in accordance with this Section 11.9:


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NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
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NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
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                       If to Intuit:     Intuit Inc.
                                         2632 Marine Way
                                         Mountain View, CA 94043
                                         Attention: General Counsel

                       If to InsWeb:     InsWeb Corporation
                                         11290 Pyrites Way, Suite 200
                                         Gold River, CA 95670-4481
                                         Attention: General Counsel

          11.10 EXPENSES. Except as otherwise expressly provided herein, each party will bear its own legal, accounting and other costs and expenses, including taxes, if any, in connection with the negotiation of this Agreement and the performance of the transactions contemplated herein.

          11.11 COUNTERPARTS. This Agreement may be executed in multiple counterparts, all of which together will constitute one original document.

          11.12 EFFECTIVENESS. This Agreement will become effective as of the Effective Date when it has been executed by an authorized officer of each of the parties hereto.

          11.13 PUBLICITY. Except to the extent that a party deems that such announcement or disclosure is required by law (in which case the disclosing party shall use reasonable efforts to advise the other party hereto and provide such other party with a copy of the proposed disclosure prior to making the disclosure), neither party shall make any public statement, press release or other announcement relating to the terms of, existence of or performance under this Agreement without the prior written approval of the other party (both as to the content and timing of such release, statement or announcement). Each party shall cooperate with the other to provide prompt review of all proposed publicity material relating to this Agreement, and shall use commercially reasonable efforts to complete its review of such proposed publicity material within three (3) business days after its receipt. Nothing in this Agreement supercedes any publicity provisions set forth in the Asset Purchase Agreement that may apply to any announcements relating to the Acquisition.








                            [SIGNATURE PAGE FOLLOWS]



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NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
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NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written by their duly authorized representatives.


INSWEB CORPORATION                                      INTUIT, INC.
By:                                                     By:
     ----------------------------------------               --------------------------------

Name:                                                   Name:
     ----------------------------------------               --------------------------------

Title:                                                  Title:
     ----------------------------------------               --------------------------------





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NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[*****]" ARE SUBJECT TO A REQUEST
FOR CONFIDENTIAL TREATMENT, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. A COMPLETE, UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.
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